UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2018

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS February 28, 2018 Unaudited

	Principal Amount	Value
Foreign Government Obligation—0.2%
Ukraine, 7.375% Sr. Unsec. Nts., 9/25/32[1] (Cost $97,750)	$100,000	$97,261

Corporate Loans—0.5%
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.443% [LIBOR4+675], 1/30/19[2,3]	65,000	51,900
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.28% [LIBOR4+450], 8/6/21[2]	28,491	28,028
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 8.943% [LIBOR4+725], 4/16/20[2,4]	64,947	57,299
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.83% [LIBOR12+325], 10/25/20[2]	88,995	75,794
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.59% [LIBOR12+400], 3/29/21[2]	19,949	18,952
Total Corporate Loans (Cost $235,776)		231,973

Corporate Bonds and Notes—91.3%
Consumer Discretionary—18.3%
Auto Components—1.1%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	145,000	150,166
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[5]	100,000	102,250
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	90,000	96,525
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	60,000	60,225
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	45,000	47,700
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	45,000	44,325
		501,191

Automobiles—0.2%
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	110,000	105,050

Distributors—0.3%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	119,000	121,082

Diversified Consumer Services—0.4%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	65,000	56,875
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	120,000	117,600
		174,475

Hotels, Restaurants & Leisure—5.5%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	65,000	62,237
5.00% Sec. Nts., 10/15/25[1]	110,000	107,731

1      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	$65,000	$64,269
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	69,912
Boyd Gaming Corp., 6.375% Sr. Unsec. Nts., 4/1/26	75,000	79,031
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	90,000	88,200
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	85,000	82,875
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	45,000	46,395
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	50,000	51,750
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	40,000	42,800
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	170,000	174,675
8.75% Sr. Sub. Nts., 10/1/25[1]	125,000	131,875
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24	45,000	44,325
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	100,000	108,125
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	140,000	148,225
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	25,000	25,062
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	80,000	78,400
5.25% Sr. Unsec. Nts., 6/1/26[1]	90,000	91,350
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	110,000	114,345
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	111,956
6.625% Sr. Unsec. Nts., 12/15/21	45,000	48,737
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	65,000	67,356
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	105,000	104,475
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	50,000	43,750
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	170,000	168,513
10.00% Sr. Unsec. Nts., 12/1/22	130,000	141,473
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	45,000	48,263
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	45,000	45,004
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	105,000	98,963
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	45,000	43,988
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25% Sr. Unsec. Nts., 5/15/27[1]	35,000	34,431
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	10,000	9,825

2      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Wynn Macau Ltd.: (Continued)
5.50% Sr. Unsec. Nts., 10/1/27[1]	$10,000	$9,872
		2,588,188

Household Durables—2.6%
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[5]	90,000	92,475
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	105,000	108,544
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	80,000	76,200
6.75% Sr. Unsec. Nts., 3/15/25	95,000	96,425
7.25% Sr. Unsec. Nts., 2/1/23	4,000	4,070
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	100,000	111,750
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	165,000	164,175
4.75% Sr. Unsec. Nts., 11/29/27[1]	45,000	43,762
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	70,000	70,677
Mattamy Group Corp., 6.50% Sr. Unsec. Nts., 10/1/25[1]	25,000	26,250
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	70,000	67,025
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	50,000	49,875
5.50% Sr. Unsec. Nts., 3/1/26	65,000	66,056
6.00% Sr. Unsec. Nts., 2/15/35	10,000	10,300
Standard Industries, Inc., 4.75% Sr. Unsec. Nts., 1/15/28[1]	45,000	43,425
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[5]	90,000	94,077
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	15,000	15,225
4.875% Sr. Unsec. Nts., 3/15/27	15,000	14,963
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	89,000	89,000
		1,244,274

Media—6.2%
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	70,000	71,728
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	70,000	68,337
5.875% Sr. Sub. Nts., 11/15/26	65,000	63,050
6.125% Sr. Sub. Nts., 5/15/27	40,000	39,000
AMC Networks, Inc., 4.75% Sr. Unsec. Nts., 8/1/25	45,000	43,706
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	20,000	20,800
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	25,000	24,406
5.00% Sr. Unsec. Nts., 2/1/28[1]	115,000	109,179
5.125% Sr. Unsec. Nts., 5/1/27[1]	79,000	76,136
5.375% Sr. Unsec. Nts., 5/1/25[1]	15,000	15,094
5.75% Sr. Unsec. Nts., 2/15/26[1]	90,000	91,462
5.875% Sr. Unsec. Nts., 4/1/24[1]	25,000	25,914
5.875% Sr. Unsec. Nts., 5/1/27[1]	15,000	15,281
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	36,000	36,450

3      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	$45,000	$44,944
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	25,000	26,250
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	120,000	123,900
Series B, 7.625% Sr. Sub. Nts., 3/15/20	120,000	120,300
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	80,000	77,200
5.50% Sr. Unsec. Nts., 4/15/27[1]	70,000	69,125
10.875% Sr. Unsec. Nts., 10/15/25[1]	75,000	88,688
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	170,000	159,588
7.75% Sr. Unsec. Nts., 7/1/26	35,000	34,606
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	70,000	68,775
5.875% Sr. Unsec. Nts., 7/15/26[1]	140,000	139,125
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	115,000	92,862
Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[1]	160,000	167,936
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	40,000	40,100
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	20,000	20,675
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	90,000	90,675
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	105,000	102,900
SFR Group SA:
6.00% Sr. Sec. Nts., 5/15/22[1]	35,000	34,125
7.375% Sr. Sec. Nts., 5/1/26[1]	30,000	29,072
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	75,000	76,313
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	55,000	55,825
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	36,094
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	25,000	23,844
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	51,250
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	20,000	18,869
5.125% Sr. Sec. Nts., 2/15/25[1]	185,000	171,356
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	65,000	64,506
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	180,000	173,025
		2,902,471

Multiline Retail—0.4%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	75,000	78,141
JC Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	25,000	24,969
5.875% Sr. Sec. Nts., 7/1/23[1]	55,000	53,006
7.40% Sr. Unsec. Nts., 4/1/37	20,000	14,500
		170,616

Specialty Retail—1.3%
Claire’s Stores, Inc., 9.00% Sr. Sec. Nts., 3/15/19[1]	45,000	30,825

4      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Specialty Retail (Continued)
Freedom Mortgage Corp., 8.125% Sr. Unsec. Nts., 11/15/24[1]	$35,000	$35,963
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	60,000	60,975
6.75% Sr. Unsec. Nts., 3/15/21[1]	115,000	118,306
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	30,000	29,775
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	25,000	24,094
6.875% Sr. Unsec. Nts., 11/1/35	205,000	205,707
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	45,000	45,900
Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27	20,000	20,475
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	50,000	49,625
		621,645

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	40,000	39,800
4.875% Sr. Unsec. Nts., 5/15/26[1]	45,000	44,437
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	60,000	61,200
		145,437

Consumer Staples—3.7%
Food & Staples Retailing—1.5%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./ Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	65,000	60,206
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	70,000	47,775
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	44,000	43,780
New Albertson’s, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	65,000	54,275
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	30,968
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	45,000	46,012
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	135,000	136,519
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	160,000	151,800
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	45,000	44,663
7.75% Sr. Unsec. Nts., 11/15/22	50,000	48,750
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	10,000	10,425
		675,173

Food Products—1.6%
Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[1]	120,000	114,564
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	20,000	19,300
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	140,000	137,200
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	110,000	105,600
6.75% Sr. Unsec. Nts., 2/15/28[1]	115,000	114,258
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	115,000	114,712
5.875% Sr. Unsec. Nts., 9/30/27[1]	25,000	24,375
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	20,000	19,050

5      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
Post Holdings, Inc.: (Continued)
5.75% Sr. Unsec. Nts., 3/1/27[1]	$70,000	$69,300
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	35,000	35,788
		754,147

Household Products—0.2%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	55,000	53,487
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	25,000	26,313
		79,800

Personal Products—0.4%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	145,000	150,075
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	10,000	10,075
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	50,000	40,375
		200,525

Energy—15.0%
Energy Equipment & Services—2.1%
Bristow Group, Inc., 8.75% Sr. Sec. Nts., 3/1/23[1,4]	25,000	25,484
Calfrac Holdings LP, 7.50% Sr. Unsec. Nts., 12/1/20[1]	80,000	79,824
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	55,000	45,925
7.75% Sr. Unsec. Nts., 2/1/26	10,000	9,487
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1]	20,000	21,550
McDermott International, Inc., 8.00% Sec. Nts., 5/1/21[1]	90,000	92,587
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25[1]	40,000	38,225
Noble Holding International Ltd.:
7.75% Sr. Unsec. Nts., 1/15/24	26,000	23,790
7.875% Sr. Unsec. Nts., 2/1/26[1]	50,000	50,312
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	50,000	41,750
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	150,000	136,312
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	55,000	54,588
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24[1]	35,000	36,488
Shelf Drilling Holdings Ltd., 8.25% Sr. Unsec. Nts., 2/15/25[1]	25,000	25,219
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	25,000	25,250
9.00% Sr. Unsec. Nts., 7/15/23[1]	95,000	102,719
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	30,000	29,138
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	137,000	136,315
		974,963

6      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels—12.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	$20,000	$21,400
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	105,000	107,887
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	35,000	37,450
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	65,000	58,662
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	45,000	45,900
Bill Barrett Corp., 8.75% Sr. Unsec. Nts., 6/15/25	70,000	75,950
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	57,000	45,315
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	30,000	29,400
7.625% Sr. Unsec. Nts., 1/15/22	90,000	90,000
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	35,000	35,000
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	45,000	45,675
7.00% Sr. Sec. Nts., 6/30/24	120,000	134,730
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	43,000	43,645
8.00% Sec. Nts., 12/15/22[1]	17,000	18,147
8.00% Sr. Unsec. Nts., 1/15/25[1]	20,000	19,800
8.00% Sr. Unsec. Nts., 6/15/27[1]	20,000	19,225
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	70,000	71,718
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	5,000	5,031
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	55,000	58,575
CNX Resources Corp.:
5.875% Sr. Unsec. Nts., 4/15/22	40,000	40,325
8.00% Sr. Unsec. Nts., 4/1/23	60,000	63,675
Continental Resources, Inc., 5.00% Sr. Unsec. Nts., 9/15/22	45,000	45,787
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	45,000	44,212
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	95,000	97,731
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	30,000	29,812
Denbury Resources, Inc.:
5.00% Cv. Sr. Unsec. Nts., 12/15/23[1]	44,000	36,331
9.00% Sec. Nts., 5/15/21[1]	85,000	87,337
9.25% Sec. Nts., 3/31/22[1]	55,000	56,650
Endeavor Energy Resources LP/EER Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1]	40,000	39,800
5.75% Sr. Unsec. Nts., 1/30/28[1]	40,000	40,150
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	75,000	79,687
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	105,000	110,775
EP Energy LLC/Everest Acquisition Finance, Inc.:
8.00% Sr. Sec. Nts., 11/29/24[1]	70,000	72,450
8.00% Sec. Nts., 2/15/25[1]	168,000	116,340

7      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EP Energy LLC/Everest Acquisition Finance, Inc.: (Continued)
9.375% Sec. Nts., 5/1/24[1]	$110,000	$81,675
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	25,000	26,500
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	100,000	84,000
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	50,000	50,110
6.25% Sr. Unsec. Nts., 5/15/26	90,000	87,300
6.50% Sr. Unsec. Nts., 10/1/25	70,000	70,175
Gran Tierra Energy International Holdings Ltd., 6.25% Sr. Unsec. Nts., 2/15/25[1]	240,000	234,600
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	45,000	45,675
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	70,000	70,350
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	25,812
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	70,000	68,528
Jones Energy Holdings LLC/Jones Energy Finance Corp.:
6.75% Sr. Unsec. Nts., 4/1/22	178,000	116,145
9.25% Sr. Sec. Nts., 3/15/23[1]	35,000	34,388
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[5]	60,000	62,175
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	45,000	44,325
7.00% Sr. Unsec. Nts., 3/31/24[1]	140,000	120,050
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]	45,000	46,013
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24	60,000	63,233
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	280,000	124,600
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	45,000	47,588
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	110,000	106,975
7.50% Sr. Unsec. Nts., 11/1/23	60,000	60,450
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27	40,000	39,700
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	45,000	46,153
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]	35,000	34,803
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23	55,000	57,475
7.25% Sr. Unsec. Nts., 6/15/25	50,000	51,875
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23[1]	25,000	25,719
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26[1]	45,000	44,480
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[3,6,7]	95,000	—
6.375% Sr. Sec. Nts., 3/31/25[1]	45,000	47,081
10.00% Sr. Sec. Nts., 3/15/22[3,6,7]	175,000	—

8      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23	$165,000	$160,958
5.75% Sr. Unsec. Nts., 2/1/29	200,000	192,800
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]	200,000	196,487
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26	55,000	54,313
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	200,000	200,250
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	135,000	101,925
7.25% Sr. Sec. Nts., 2/15/23[1]	20,000	20,281
7.75% Sr. Unsec. Nts., 6/15/21	50,000	48,000
SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23	45,000	43,763
Southwestern Energy Co., 7.50% Sr. Unsec. Nts., 4/1/26	25,000	25,375
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25[1]	25,000	25,375
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	45,000	45,225
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23[1]	30,000	29,850
5.50% Sr. Unsec. Nts., 2/15/26[1]	15,000	15,038
5.875% Sr. Unsec. Nts., 3/15/28[1]	34,000	34,213
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	60,000	62,099
5.50% Sr. Unsec. Nts., 1/15/28[1]	90,000	90,562
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00% Sr. Unsec. Nts., 1/15/28[1]	65,000	63,375
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]	160,000	168,117
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	10,000	10,175
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	30,000	27,113
7.125% Sr. Unsec. Nts., 4/15/25[1]	65,000	58,419
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26[1]	75,000	76,125
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	85,000	96,688
YPF SA, 6.95% Sr. Unsec. Nts., 7/21/27[1]	265,000	267,729
		6,056,780

Financials—11.8%
Capital Markets—2.4%
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	90,000	97,538
10.75% Sr. Unsec. Nts., 9/1/24[1]	55,000	59,881
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	135,000	136,941
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25	80,000	80,500
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	220,000	231,026
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	73,000	79,661

9      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	$35,000	$33,250
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	165,000	158,813
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]	70,000	70,700
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]	60,000	58,950
5.00% Sr. Unsec. Nts., 1/31/28[1]	35,000	34,004
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]	70,000	69,475
		1,110,739

Commercial Banks—2.0%
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,8]	40,000	43,850
BBVA Bancomer SA, 5.125% [H15T5Y+265] Sub. Nts., 1/18/33[1,2]	200,000	194,880
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[1]	185,000	185,324
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	90,000	93,375
Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]	110,000	109,264
Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[1]	145,000	143,008
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]	185,000	193,555
		963,256

Consumer Finance—2.8%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	75,000	73,125
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	40,000	40,750
5.75% Sub. Nts., 11/20/25	100,000	104,625
8.00% Sr. Unsec. Nts., 11/1/31	45,000	56,025
Financiera Independencia SAB de CV SOFOM ENR, 8.00% Sr. Unsec. Nts., 7/19/24[1]	150,000	148,875
Navient Corp.:
5.50% Sr. Unsec. Nts., 1/15/19	35,000	35,602
5.875% Sr. Unsec. Nts., 10/25/24	315,000	313,425
6.50% Sr. Unsec. Nts., 6/15/22	40,000	41,750
6.625% Sr. Unsec. Nts., 7/26/21	20,000	20,950
6.75% Sr. Unsec. Nts., 6/25/25	60,000	61,743
Springleaf Finance Corp.:
5.25% Sr. Unsec. Nts., 12/15/19	155,000	158,681
5.625% Sr. Unsec. Nts., 3/15/23	70,000	69,563
6.125% Sr. Unsec. Nts., 5/15/22	65,000	66,950
8.25% Sr. Unsec. Nts., 12/15/20	45,000	49,162

10      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Consumer Finance (Continued)
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]	$70,000	$70,700
		1,311,926

Diversified Financial Services—0.2%
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]	10,000	10,050
5.50% Sr. Unsec. Nts., 2/15/24[1]	75,000	75,563
		85,613

Insurance—0.5%
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[1]	150,000	154,500
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21	20,000	19,720
7.70% Sr. Unsec. Nts., 6/15/20	45,000	45,112
		219,332

Real Estate Investment Trusts (REITs)—2.4%
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27	55,000	56,238
5.875% Sr. Unsec. Nts., 1/15/26	90,000	94,500
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	90,000	89,100
Iron Mountain, Inc.:
4.875% Sr. Unsec. Nts., 9/15/27[1]	70,000	66,325
5.25% Sr. Unsec. Nts., 3/15/28[1]	45,000	43,101
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19	35,000	35,109
5.25% Sr. Unsec. Nts., 9/15/22	65,000	63,781
6.00% Sr. Unsec. Nts., 4/1/22	115,000	116,150
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	55,000	57,131
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27	70,000	68,565
6.375% Sr. Unsec. Nts., 3/1/24	65,000	68,738
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	105,000	106,969
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22[1]	60,000	59,100
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25[1]	70,000	68,075
5.00% Sr. Unsec. Nts., 12/15/21	65,000	66,625
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	90,000	84,375
		1,143,882

Real Estate Management & Development—0.9%
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]	35,000	37,012
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]	65,000	65,975

11      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Management & Development (Continued)
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]	$70,000	$68,688
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	40,000	42,150
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]	110,000	106,975
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	90,000	92,925
		413,725

Thrifts & Mortgage Finance—0.6%
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]	35,000	35,875
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]	90,000	87,075
5.75% Sr. Unsec. Nts., 5/1/25[1]	115,000	116,437
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	55,000	55,017
		294,404

Health Care—7.4%
Health Care Equipment & Supplies—0.3%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	40,000	39,000
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	45,000	46,912
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	10,000	9,788
Teleflex, Inc., 4.625% Sr. Unsec. Nts., 11/15/27	45,000	44,044
		139,744

Health Care Providers & Services—4.2%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	55,000	56,702
6.50% Sr. Unsec. Nts., 3/1/24	20,000	20,750
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	140,000	143,062
6.125% Sr. Unsec. Nts., 2/15/24	20,000	21,050
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	195,000	178,425
6.875% Sr. Unsec. Nts., 2/1/22	100,000	65,500
7.125% Sr. Unsec. Nts., 7/15/20	55,000	46,544
8.00% Sr. Unsec. Nts., 11/15/19	150,000	140,531
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	25,000	24,562
5.125% Sr. Unsec. Nts., 7/15/24	120,000	119,400
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	135,000	137,363
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	163,051
5.50% Sr. Sec. Nts., 6/15/47	115,000	113,850
5.875% Sr. Unsec. Nts., 2/15/26	25,000	25,937
7.50% Sr. Unsec. Nts., 2/15/22	135,000	149,681
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	45,000	45,788
LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24	50,000	49,063

12      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	$95,000	$97,206
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	50,000	50,000
6.75% Sr. Unsec. Nts., 2/1/20	20,000	20,800
6.75% Sr. Unsec. Nts., 6/15/23	115,000	115,431
7.50% Sec. Nts., 1/1/22[1]	45,000	47,700
8.125% Sr. Unsec. Nts., 4/1/22	70,000	73,938
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	70,000	71,050
		1,977,384

Health Care Technology—0.1%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	70,000	67,882

Life Sciences Tools & Services—0.3%
Quintiles IMS, Inc., 4.875% Sr. Unsec. Nts., 5/15/23[1]	88,000	90,860
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	35,000	35,000
		125,860

Pharmaceuticals—2.5%
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23[5]	85,000	8,075
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	120,000	90,600
6.00% Sr. Unsec. Nts., 2/1/25[1]	110,000	79,406
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	45,000	33,637
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	20,000	19,450
5.50% Sr. Unsec. Nts., 4/15/25[1]	60,000	48,300
5.75% Sr. Unsec. Nts., 8/1/22[1]	85,000	75,650
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	30,000	31,087
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	45,000	43,128
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	20,000	19,522
3.15% Sr. Unsec. Nts., 10/1/26	25,000	20,427
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	15,000	15,019
5.50% Sr. Unsec. Nts., 3/1/23[1]	30,000	26,737
5.50% Sr. Sec. Nts., 11/1/25[1]	85,000	84,416
5.875% Sr. Unsec. Nts., 5/15/23[1]	85,000	75,862
6.125% Sr. Unsec. Nts., 4/15/25[1]	120,000	105,675
6.75% Sr. Unsec. Nts., 8/15/21[1]	95,000	92,981
7.00% Sr. Sec. Nts., 3/15/24[1]	60,000	63,450
7.25% Sr. Unsec. Nts., 7/15/22[1]	55,000	53,694
7.50% Sr. Unsec. Nts., 7/15/21[1]	70,000	70,613

13      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Valeant Pharmaceuticals International, Inc.: (Continued)
9.00% Sr. Unsec. Nts., 12/15/25[1]	$110,000	$110,619
		1,168,348

Industrials—10.2%
Aerospace & Defense—1.9%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	45,000	46,547
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	40,000	40,100
7.50% Sr. Unsec. Nts., 12/1/24[1]	70,000	72,888
7.50% Sr. Unsec. Nts., 3/15/25[1]	65,000	67,031
8.75% Sr. Unsec. Nts., 12/1/21[1]	150,000	165,187
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	50,000	48,625
5.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	24,500
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	35,000	36,531
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	110,000	112,750
6.50% Sr. Sub. Nts., 7/15/24	45,000	46,519
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	115,000	111,837
7.75% Sr. Unsec. Nts., 8/15/25	115,000	119,169
		891,684

Air Freight & Couriers—0.1%
CEVA Group plc, 7.00% Sr. Sec. Nts., 3/1/21[1]	65,000	64,350

Airlines—0.2%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	30,000	30,413
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	65,000	64,878
		95,291

Building Products—0.4%
Jeld-Wen, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	10,000	9,800
4.875% Sr. Unsec. Nts., 12/15/27[1]	10,000	9,725
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	125,000	128,437
USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	35,000	34,563
		182,525

Commercial Services & Supplies—1.9%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	40,000	40,300
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[5,9]	115,914	107,800
ARD Finance SA, 7.875% Sr. Sec. Nts., 9/15/23[9]	75,000	78,187
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	90,000	85,500
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	110,000	110,962

14      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	$120,000	$120,600
5.875% Sr. Unsec. Nts., 7/1/25	25,000	24,938
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	65,000	66,625
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	116,188
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[5]	25,000	26,125
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	10,000	10,075
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[5]	60,000	60,750
8.50% Sr. Unsec. Nts., 10/15/25[1]	55,000	53,625
		901,675

Construction & Engineering—0.2%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	45,000	43,693
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	65,000	68,412
		112,105

Electrical Equipment—0.4%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	105,000	112,644
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	65,000	68,900
		181,544

Industrial Conglomerates—0.2%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	45,000	48,488
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	40,000	40,200
		88,688

Machinery—1.5%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	20,000	19,650
5.00% Sr. Unsec. Nts., 10/1/24[1]	45,000	45,731
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[5]	92,000	94,070
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	145,000	157,325
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	90,000	92,137
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	55,000	56,788
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	60,000	63,000
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	45,000	45,506
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	90,000	92,025
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	20,000	19,850
		686,082

Marine—0.1%
Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	20,000	20,350

Professional Services—1.0%
Atento Luxco 1 SA, 6.125% Sr. Sec. Nts., 8/10/22[1]	230,000	236,806

15      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Professional Services (Continued)
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	$70,000	$72,625
FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	145,000	149,350
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]	20,000	19,500
		478,281

Road & Rail—0.7%
Algeco Scotsman Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	25,000	25,244
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	70,000	67,812
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	25,000	24,625
Hertz Corp. (The), 7.375% Sr. Unsec. Nts., 1/15/21	25,000	25,000
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[1]	170,000	168,619
		311,300

Trading Companies & Distributors—1.3%
Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23	25,000	25,841
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	25,000	26,125
American Tire Distributors, Inc., 10.25% Sr. Sub. Nts., 3/1/22[1]	35,000	36,623
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	45,000	44,550
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25[1]	70,000	71,750
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]	46,000	49,450
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]	80,000	84,900
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25	25,000	24,438
4.875% Sr. Unsec. Nts., 1/15/28	117,000	114,367
5.875% Sr. Unsec. Nts., 9/15/26	115,000	121,239
		599,283

Transportation Infrastructure—0.3%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20	150,000	158,352

Information Technology—4.9%
Communications Equipment—0.8%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]	50,000	51,890
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	120,000	129,042
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	75,000	77,062
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	40,000	40,200
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	40,000	37,650
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]	25,000	24,563
		360,407

Electronic Equipment, Instruments, & Components—0.2%
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23	35,000	35,612
Itron, Inc., 5.00% Sr. Unsec. Nts., 1/15/26[1]	20,000	19,950

16      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Electronic Equipment, Instruments, & Components (Continued)
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	$65,000	$64,838
		120,400

Internet Software & Services—0.6%
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	70,000	72,800
Match Group, Inc., 5.00% Sr. Unsec. Nts., 12/15/27[1]	45,000	45,461
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	115,000	120,175
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	50,000	49,000
		287,436

IT Services—1.8%
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	45,000	44,775
Conduent Finance, Inc./Conduent Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	110,000	129,767
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	90,000	91,575
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	70,000	70,087
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	35,000	35,350
5.75% Sec. Nts., 1/15/24[1]	70,000	71,487
7.00% Sr. Unsec. Nts., 12/1/23[1]	125,000	131,719
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	60,000	61,650
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[5]	75,000	76,313
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	120,000	121,500
		834,223

Semiconductors & Semiconductor Equipment—0.3%
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25	10,000	10,425
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	115,000	118,772
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	25,000	26,188
		155,385

Software—0.9%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	115,000	116,006
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	20,000	20,500
7.125% Sr. Unsec. Nts., 6/15/24[1]	65,000	70,215
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	50,000	51,225
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	40,000	40,904
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	50,000	54,603
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	75,000	76,313
		429,766

Technology Hardware, Storage & Peripherals—0.3%
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	75,000	77,812

17      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	$45,000	$46,913
		124,725

Materials—9.9%
Chemicals—2.9%
Ashland LLC, 6.875% Sr. Unsec. Nts., 5/15/43	20,000	21,700
CF Industries, Inc.:
4.95% Sr. Unsec. Nts., 6/1/43	45,000	41,119
5.15% Sr. Unsec. Nts., 3/15/34	25,000	24,594
Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27	25,000	25,125
6.625% Sr. Unsec. Nts., 5/15/23	55,000	58,094
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	15,000	15,956
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	170,000	158,950
10.375% Sr. Sec. Nts., 2/1/22[1]	90,000	88,200
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]	200,000	199,000
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	45,000	46,687
Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]	20,000	20,750
10.50% Sr. Unsec. Nts., 4/15/23[1]	20,000	22,450
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]	25,000	24,719
5.25% Sr. Unsec. Nts., 8/1/23[1]	25,000	25,531
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30	20,000	19,325
5.125% Sr. Unsec. Nts., 9/15/27	25,000	24,672
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]	60,000	59,775
6.50% Sr. Unsec. Nts., 2/1/22[1]	60,000	61,725
PQ Corp., 5.75% Sr. Unsec. Nts., 12/15/25[1]	20,000	20,350
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]	70,000	75,863
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]	45,000	44,775
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25	45,000	44,044
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]	70,000	71,575
Yingde Gases Investment Ltd., 6.25% Sr. Unsec. Nts., 1/19/23[1]	170,000	170,871
		1,365,850

Construction Materials—0.3%
James Hardie International Finance DAC:
4.75% Sr. Unsec. Nts., 1/15/25[1]	10,000	9,950
5.00% Sr. Unsec. Nts., 1/15/28[1]	15,000	14,925
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	25,000	25,062

18      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Construction Materials (Continued)
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	$65,000	$69,388
		119,325

Containers & Packaging—2.2%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,9]	70,000	72,975
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	25,000	25,875
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	95,000	94,724
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	75,000	75,938
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26[1]	25,000	24,687
Graphic Packaging International LLC, 4.125% Sr. Unsec. Nts., 8/15/24	70,000	70,056
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	200,000	194,600
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	45,000	43,650
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	45,000	46,069
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	65,000	66,463
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	70,000	71,477
7.00% Sr. Unsec. Nts., 7/15/24[1]	120,000	126,600
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	55,000	56,856
5.125% Sr. Unsec. Nts., 12/1/24[1]	55,000	56,925
6.875% Sr. Unsec. Nts., 7/15/33[1]	25,000	28,250
		1,055,145

Metals & Mining—4.1%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	115,000	113,275
7.00% Sr. Unsec. Nts., 3/15/27	30,000	30,656
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	20,000	21,550
7.00% Sr. Unsec. Nts., 9/30/26[1]	20,000	21,700
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	81,000	81,405
9.50% Sr. Sec. Nts., 4/1/21[1]	45,000	47,419
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	45,000	48,994
ArcelorMittal:
7.00% Sr. Unsec. Nts., 3/1/41	25,000	30,502
7.25% Sr. Unsec. Nts., 10/15/39	35,000	43,389
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	70,000	69,737
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	45,000	46,687
CSN Resources SA:
6.50% Sr. Unsec. Nts., 7/21/20[1]	80,000	79,184
7.625% Sr. Unsec. Nts., 2/13/23[1]	265,000	261,025
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	70,000	68,250
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	25,000	24,906

19      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
First Quantum Minerals Ltd.: (Continued)
6.875% Sr. Unsec. Nts., 3/1/26[1]	$25,000	$24,969
7.25% Sr. Unsec. Nts., 4/1/23[1]	60,000	62,400
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	30,000	29,812
4.55% Sr. Unsec. Nts., 11/14/24	50,000	49,125
5.40% Sr. Unsec. Nts., 11/14/34	80,000	78,200
5.45% Sr. Unsec. Nts., 3/15/43	45,000	43,425
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	40,000	43,700
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1]	40,000	38,900
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	30,000	30,234
Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[1]	195,000	195,953
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	60,000	62,094
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	30,000	31,425
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	105,000	102,113
6.125% Sr. Unsec. Nts., 10/1/35	45,000	49,163
United States Steel Corp., 6.875% Sr. Unsec. Nts., 8/15/25	45,000	47,475
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[5]	45,000	49,613
		1,927,280

Paper & Forest Products—0.4%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	90,000	87,075
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	15,000	15,150
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26[1]	20,000	19,950
6.50% Sr. Unsec. Nts., 2/1/24	45,000	47,250
7.75% Sr. Unsec. Nts., 12/1/22	14,000	14,822
		184,247

Telecommunication Services—6.1%
Diversified Telecommunication Services—3.4%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	240,000	245,700
CB Escrow Corp., 8.00% Sr. Unsec. Nts., 10/15/25[1]	25,000	24,562
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	65,000	59,150
Series Q, 6.15% Sr. Unsec. Nts., 9/15/19	25,000	25,937
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	50,000	51,375
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	110,000	110,825
Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	60,000	59,850
Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	45,000	35,662
10.50% Sr. Unsec. Nts., 9/15/22	190,000	162,687
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	20,000	16,600

20      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Intelsat Jackson Holdings SA: (Continued)
7.25% Sr. Unsec. Nts., 10/15/20	$55,000	$51,494
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	50,000	28,750
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	115,000	110,974
5.625% Sr. Unsec. Nts., 2/1/23	45,000	45,563
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	20,000	18,510
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	60,000	57,649
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	55,000	55,138
4.50% Sr. Unsec. Nts., 2/1/26	20,000	19,650
4.75% Sr. Unsec. Nts., 2/1/28	20,000	19,533
5.125% Sr. Unsec. Nts., 4/15/25	55,000	55,688
5.375% Sr. Unsec. Nts., 4/15/27	30,000	30,750
6.00% Sr. Unsec. Nts., 4/15/24	90,000	93,825
Windstream Services LLC/Windstream Finance Corp.:
7.75% Sr. Unsec. Nts., 10/15/20	13,000	11,245
8.625% Sr. Sec. Nts., 10/31/25	64,000	60,160
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	20,000	20,150
6.00% Sr. Unsec. Nts., 4/1/23	115,000	120,031
		1,591,458

Wireless Telecommunication Services—2.7%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[1]	200,000	207,000
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5.00% Sr. Unsec. Nts., 8/1/21[1]	125,000	127,472
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	102,363	98,013
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	190,000	187,720
7.00% Sr. Unsec. Nts., 3/1/20[1]	50,000	52,943
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	210,000	207,244
7.625% Sr. Unsec. Nts., 3/1/26	70,000	69,825
7.875% Sr. Unsec. Nts., 9/15/23	170,000	176,375
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[5]	80,000	82,200
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	65,000	56,450
		1,265,242

Utilities—4.0%
Electric Utilities—0.9%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	200,000	203,814
Intelsat Jackson Holdings SA:
8.00% Sr. Sec. Nts., 2/15/24[1]	50,000	52,625
9.75% Sr. Unsec. Nts., 7/15/25[1]	70,000	66,675
NextEra Energy Operating Partners LP:
4.25% Sr. Unsec. Nts., 9/15/24[1]	20,000	19,775
4.50% Sr. Unsec. Nts., 9/15/27[1]	25,000	24,156

21      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	$30,000	$30,150
		397,195

Gas Utilities—0.3%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	30,000	28,500
6.75% Sr. Unsec. Nts., 6/15/23	55,000	50,325
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	55,000	53,213
		132,038

Independent Power and Renewable Electricity Producers—2.4%
AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	45,000	46,181
6.00% Sr. Unsec. Nts., 5/15/26	80,000	84,400
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	215,000	214,570
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	110,000	107,113
5.75% Sr. Unsec. Nts., 1/15/25	110,000	103,400
Dynegy, Inc.:
8.00% Sr. Unsec. Nts., 1/15/25[1]	145,000	158,231
8.125% Sr. Unsec. Nts., 1/30/26[1]	115,000	126,356
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	43,843	44,062
NRG Energy, Inc.:
5.75% Sr. Unsec. Nts., 1/15/28[1]	45,000	44,541
6.625% Sr. Unsec. Nts., 1/15/27	55,000	57,063
7.25% Sr. Unsec. Nts., 5/15/26	100,000	107,240
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21	45,000	41,288
		1,134,445

Multi-Utilities—0.4%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]	27,000	27,675
InterGen NV, 7.00% Sr. Sec. Nts., 6/30/23[1]	55,000	55,000
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	35,000	35,437
7.768% Sr. Unsec. Nts., 12/15/37[1]	70,000	86,100
		204,212
Total Corporate Bonds and Notes (Cost $42,718,989)		42,798,201

	Shares
Common Stocks—0.3%
Antero Resources Corp.[10]	571	10,740
Carrizo Oil & Gas, Inc.[10]	754	10,594
Dynegy, Inc.[10]	1,710	20,913
Enterprise Products Partners LP11	578	14,693
Kinross Gold Corp.[10]	4,444	15,910
Parsley Energy, Inc., Cl. A10	826	20,881
Peabody Energy Corp.	361	14,696

22      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Shares	Value
Common Stocks (Continued)
Quicksilver Resources, Inc.[7,10]	155,000	$2,922
Sprint Corp.[10]	1,536	7,972
Targa Resources Corp.	224	10,002
Valeant Pharmaceuticals International, Inc.[10]	1,151	18,865
WPX Energy, Inc.[10]	1,025	14,483
Total Common Stocks (Cost $287,868)		162,671

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[7,10] (Cost $4,061)	432	6,206

	Counter- party	Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Option Purchased—0.0%
S&P 500					USD
Index Put[10,14] (Cost $4,006)	DEU	USD 2521.300	3/16/18	USD 1,517	1	743

					Shares
Investment Company—4.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.31%[12,13] (Cost $2,194,477)					2,194,477	2,194,477
Total Investments, at Value (Cost $45,542,927)					97.0%	45,491,532
Net Other Assets (Liabilities)					3.0	1,392,608

Net Assets					100.0%	$ 46,884,140

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,184,093 or 51.58% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

5. Restricted security. The aggregate value of restricted securities at period end was $855,923, which represents 1.83% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/14/13-11/10/17	$104,588	$107,800	$3,212
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25	2/2/17	90,155	92,475	2,320
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22	4/25/14-12/30/14	91,139	94,070	2,931

23      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23	4/13/15	$85,799	$8,075	$(77,724)
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26	5/2/17	101,925	102,250	325
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14-3/25/14	75,218	76,313	1,095
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	3/11/15	61,104	62,175	1,071
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/22/16-1/27/16	85,976	94,077	8,101
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	25,000	26,125	1,125
Trilogy International Partners LLC/ Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	79,605	82,200	2,595
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	1/9/15	58,861	60,750	1,889
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	48,682	49,613	931
		$908,052	$855,923	$(52,129)

6. Security received as the result of issuer reorganization.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. Interest or dividend is paid-in-kind, when applicable.

10. Non-income producing security.

11. Security is a Master Limited Partnership.

12. Rate shown is the 7-day yield at period end.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2017	Gross Additions	Gross Reductions	Shares February 28, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	3,090,162	16,751,959	17,647,644	2,194,477

24      OPPENHEIMER GLOBAL HIGH YIELD FUND

Footnotes to Consolidated Statement of Investments (Continued)

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$2,194,477	$16,739	$—	$—

14. Knock-out option is ineligible for exercise if at any time the index price hits 2,255.90.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$35,430,529	77.9%
Canada	1,724,191	3.8
Brazil	1,267,767	2.8
Luxembourg	652,360	1.4
Mexico	589,455	1.3
Argentina	586,107	1.3
Netherlands	506,128	1.1
Ireland	459,875	1.0
Russia	426,979	0.9
China	375,236	0.8
United Kingdom	363,090	0.8
Bermuda	335,315	0.7
United Arab Emirates	291,086	0.7
Turkey	252,272	0.6
Cayman Islands	244,650	0.5
Spain	236,806	0.5
India	214,570	0.5
New Zealand	198,077	0.4
Singapore	196,487	0.4
Nigeria	193,555	0.4
Israel	154,805	0.4
Colombia	154,500	0.4
Belgium	130,057	0.3
Mauritius	129,042	0.3
Ukraine	97,261	0.2
France	63,197	0.1
Italy	56,450	0.1
Zambia	49,875	0.1
Bahamas	48,263	0.1
Australia	43,850	0.1
Macau	19,697	0.1

Total	$45,491,532	100.0%

Glossary:
DEU Deutsche Bank AG

25      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE	Intercontinental Exchange
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
S&P	Standard & Poor’s
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

26      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS February 28, 2018 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 10,800 shares with net assets of $517,027 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if

27      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Securities for which market quotations are not readily available, or when a significant event

28      OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly

29      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligation	$—	$97,261	$—	$97,261
Corporate Loans	—	231,973	—	231,973
Corporate Bonds and Notes	—	42,798,201	—	42,798,201
Common Stocks	159,749	—	2,922	162,671
Rights, Warrants and Certificates	—	—	6,206	6,206
Over-the-Counter Option Purchased	—	743	—	743
Investment Company	2,194,477	—	—	2,194,477

Total Assets	$2,354,226	$43,128,178	$9,128	$45,491,532

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

30      OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above

31      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

(or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$42,804

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets

32      OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$53,968
Market Value	$51,900
Market Value as % of Net Assets	0.11%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

33      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the

34      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $3,546 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being

35      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $1,121 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s

36      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered

37      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from

38      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

39      OPPENHEIMER GLOBAL HIGH YIELD FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/20/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/20/2018